EXHIBIT 99.2

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. 1350 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Michael A. Ernst, Chief Financial Officer, of Prentiss Properties Trust (the “Registrant”), do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Annual Report on Form 10-K for the period ended December 31, 2002 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the “Report”):

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. Section 78m(a) or Section78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

    /s/ Michael A. Ernst

    Michael A. Ernst

    Chief Financial Officer

    March 25, 2003

STATE OF TEXAS§

COUNTY OF DALLAS§

Subscribed and sworn to before me this 25th day of March 2003.

/s/ Lana Mann

Lana Mann

March 25, 2003

Notary Public

My Commission Expires: 5/26/2005

Official Seal